EVOLUTIONARY TREE INNOVATORS FUND

A Series of Ultimus Managers Trust

Supplement dated February 28, 2022

to the Prospectus dated September 28, 2021

This supplement updates certain information in the Prospectus (the “Prospectus”) dated September 28, 2021 of the Evolutionary Tree Innovators Fund (the “Fund”), a series of Ultimus Managers Trust (the “Trust”). For more information or to obtain a copy of the Fund’s Prospectus or Statement of Additional Information, free of charge, please call the Fund toll free at 1-833-517-1010.

Designation of Classes of Shares

The Board of Trustees of the Trust (the “Board”) has approved the designation of two classes of shares of the Fund. As a result, the initial class of shares offered through the Prospectus, which previously was not named, has been designated as I Class shares. Therefore, references to shares in the Prospectus refer to I Class shares. In addition to I Class shares, the Board approved the offering of A Class shares. Accordingly, the Fund now offers two classes of shares, A Class shares and I Class shares. The A Class shares are offered in separate prospectuses. Each class of shares of the Fund has its own shareholder eligibility criteria, cost structure and other features. Shareholders may continue to purchase and redeem I Class shares of the Fund as outlined in the Prospectus.

The following paragraph is added in the section entitled “How to Buy Shares” on page 14 of the Prospectus:

Choosing a Share Class

In addition to the I Class shares offered through this Prospectus, the Fund offers A Class shares in a separate Prospectus. Each share class represents an ownership interest in the same investment portfolio and has the same rights, but differ in that each class has its own minimum investment requirement and expense structure.

When you choose your class of shares, you should consider the size of your anticipated investment. Your financial consultant or other financial intermediary can help you determine which share class is best suited to your personal financial goals. Not all financial intermediaries make all classes of shares available to their clients. If you qualify to purchase I Class shares, then you should purchase them rather than the A Class shares because the A Class shares have higher expenses than the I Class shares. Although each class invests in the same portfolio of securities, the returns for each class will differ because each class is subject to different expenses. Investors interested in A Class shares should call 1-833-517-1010 for a Prospectus and additional information.

Investors Should Retain this Supplement for Future Reference.